UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2022

Ceridian HCM Holding Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 853-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CDAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K filed on February 9, 2022 (the “Original Form 8-K”) by Ceridian HCM Holding Inc. ("Ceridian", or the “Company”) in order to correct an error in an exhibit furnished with the Original Form 8-K. This Form 8-K/A (Amendment No. 1) is being filed to amend the Original Form 8-K to update the disclosures made therein.

Item 2.02 Results of Operations and Financial Condition.

On February 9, 2022, the Company issued a press release announcing its unaudited financial results for the fourth quarter and fiscal year ended December 31, 2021 (“Press Release”) and published a stockholder letter (the “Stockholder Letter”) including such financial results. The Press Release and Stockholder Letter were furnished pursuant to Items 2.02 and 9.01 of the Original Form 8-K. It has subsequently been identified that the total adjusted operating profit (loss) amounts included in tables presented in both the Press Release and the Stockholder Letter were incorrect. Due to an error occurring in the preparation of the schedules, the amounts of total adjusted operating profit (loss) for the three and twelve months ended December 31, 2021 were presented as ($13.6) million and ($157.7) million, respectively, and for the three and twelve months ended December 31, 2020 were presented as ($63.1) million and ($95.3) million, respectively, within the Reconciliation of GAAP to Non-GAAP Financial Measures section of the Press Release and the Stockholder Letter. The corrected amounts of total adjusted operating profit (loss) are $18.8 million and $86.7 million for the three months and twelve year ended December 31, 2021, respectively, and $19.3 million and $110.9 million for the three and twelve months ended December 31, 2020, respectively. A corrected version of each table contained in the Press Release and the Stockholder Letter that were impacted by this error are included below.

	Three Months Ended December 31, 2021
	As reported	Share-based compensation	Severance charges	Other (a)	Adjusted (b)
	(Dollars in millions, except per share data)
Cost of revenue:
Recurring
Cloud	$54.3	$2.8	$0.3	$—	$51.2
Bureau	17.0	0.4	0.1	—	16.5
Total recurring	71.3	3.2	0.4	—	67.7
Professional services and other	53.7	2.4	0.1	—	51.2
Product development and management	39.8	4.8	0.1	—	34.9
Depreciation and amortization	13.4	—	—	—	13.4
Total cost of revenue	178.2	10.4	0.6	—	167.2
Sales and marketing	64.0	3.7	0.3	—	60.0
General and administrative	37.3	16.8	0.7	(16.3)	36.1
Operating profit (loss)	2.6	30.9	1.6	(16.3)	18.8
Other expense (income), net	2.7	—	—	4.4	(1.7)
Depreciation and amortization	18.2	—	—	—	18.2
EBITDA	$18.1	$30.9	$1.6	$(11.9)	$38.7
Interest expense, net	10.4	—	—	—	10.4
Income tax (benefit) expense (c)	(1.0)	—	—	(1.8)	0.8
Depreciation and amortization	18.2	—	—	—	18.2
Net (loss) income	$(9.5)	$30.9	$1.6	$(13.7)	$9.3
Net (loss) income per share- basic (d)	$(0.06)	$0.20	$0.01	$(0.09)	$0.06
Net (loss) income per share- diluted (d)	$(0.06)	$0.20	$0.01	$(0.09)	$0.06
a)
Other includes net gain of $19.1 million primarily as a result of the sale of our St. Petersburg, Florida facility, foreign exchange loss, restructuring consulting fees, the difference between the historical five-year average pension expense and the current period actuarially determined pension expense associated with the planned termination of the frozen U.S. pension plan and related changes in investment strategy associated with protecting the now fully funded status, and the impact of the fair value adjustment for the DataFuzion contingent consideration.
b)
The Adjusted amount is a non-GAAP financial measure.
c)
Income tax effects have been calculated based on the statutory tax rates in effect in the U.S. and foreign jurisdictions during the period.
d)
GAAP and Adjusted basic and diluted net (loss) income per share are calculated based upon 151,465,292 and 157,799,902 weighted-average shares of common stock, respectively.

	Three Months Ended December 31, 2020
	As reported	Share-based compensation	Severance charges	Other (a)	Adjusted (b)
	(Dollars in millions, except per share data)
Cost of revenue:
Recurring
Cloud	$44.7	$1.4	$0.2	$—	$43.1
Bureau	12.8	0.2	—	—	12.6
Total recurring	57.5	1.6	0.2	—	55.7
Professional services and other	43.0	1.3	—	—	41.7
Product development and management	26.2	3.5	0.3	—	22.4
Depreciation and amortization	10.6	—	—	—	10.6
Total cost of revenue	137.3	6.4	0.5	—	130.4
Sales and marketing	49.4	2.0	1.9	—	45.5
General and administrative	58.0	12.0	0.4	18.0	27.6
Operating (loss) profit	(21.9)	20.4	2.8	18.0	19.3
Other (income) expense, net	—	—	—	(1.1)	1.1
Depreciation and amortization	14.9	—	—	—	14.9
EBITDA	$(7.0)	$20.4	$2.8	$16.9	$33.1
Interest expense, net	5.7	—	—	—	5.7
Income tax benefit (c)	(10.3)	—	—	(8.8)	(1.5)
Depreciation and amortization	14.9	—	—	—	14.9
Net (loss) income	$(17.3)	$20.4	$2.8	$8.1	$14.0
Net (loss) income per share- basic (d)	$(0.12)	$0.14	$0.02	$0.05	$0.09
Net (loss) income per share- diluted (d)	$(0.12)	$0.14	$0.02	$0.05	$0.09
a)
Other includes lease abandonment charges, intercompany foreign exchange gain, and restructuring consulting fees.
b)
The Adjusted amount is a non-GAAP financial measure.
c)
Income tax effects have been calculated based on the statutory tax rates in effect in the U.S. and foreign jurisdictions during the period.
d)
GAAP and Adjusted basic and diluted net (loss) income per share are calculated based upon 148,086,778 weighted-average shares of common stock.

	Twelve Months Ended December 31, 2021
	As reported	Share-based compensation	Severance charges	Other (a)	Adjusted (b)
	(Dollars in millions, except per share data)
Cost of revenue:
Recurring
Cloud	$197.7	$11.0	$0.5	$—	$186.2
Bureau	64.7	1.9	1.5	—	61.3
Total recurring	262.4	12.9	2.0	—	247.5
Professional services and other	194.6	9.5	0.2	—	184.9
Product development and management	134.0	18.0	0.6	—	115.4
Depreciation and amortization	50.9	—	—	—	50.9
Total cost of revenue	641.9	40.4	2.8	—	598.7
Sales and marketing	218.5	13.8	1.9	—	202.8
General and administrative	199.3	62.6	2.7	(2.0)	136.0
Operating (loss) profit	(35.5)	116.8	7.4	(2.0)	86.7
Other expense, net	18.9	—	—	17.2	1.7
Depreciation and amortization	77.5	—	—	—	77.5
EBITDA	$23.1	$116.8	$7.4	$15.2	$162.5
Interest expense, net	35.9	—	—	—	35.9
Income tax (benefit) expense (c)	(14.9)	—	—	(23.6)	8.7
Depreciation and amortization	77.5	—	—	—	77.5
Net (loss) income	$(75.4)	$116.8	$7.4	$(8.4)	$40.4
Net (loss) income per share- basic (d)	$(0.50)	$0.78	$0.05	$(0.06)	$0.27
Net (loss) income per share- diluted (d)	$(0.50)	$0.74	$0.05	$(0.06)	$0.26

a)
Other includes net gain of $19.1 million primarily as a result of the sale of our St. Petersburg, Florida facility, foreign exchange loss, restructuring consulting fees, the difference the historical five-year average pension expense and the current period actuarially determined pension expense associated with the planned termination of the frozen U.S. pension plan and related changes in investment strategy associated with protecting the now fully funded status, and the impact of the fair value adjustment for the DataFuzion contingent consideration.
b)
The Adjusted amount is a non-GAAP financial measure.
c)
Income tax effects have been calculated based on the statutory tax rates in effect in the U.S. and foreign jurisdictions during the period.
d)
GAAP and Adjusted basic and diluted net (loss) income per share are calculated based upon 150,402,321 and 156,842,934 weighted-average shares of common stock, respectively.

	Twelve Months Ended December 31, 2020
	As reported	Share-based compensation	Severance charges	Other (a)	Adjusted (b)
	(Dollars in millions, except per share data)
Cost of revenue:
Recurring
Cloud	$166.9	$5.0	$1.4	$—	$160.5
Bureau	46.4	1.1	0.4	—	44.9
Total recurring	213.3	6.1	1.8	—	205.4
Professional services and other	163.7	3.8	0.9	—	159.0
Product development and management	83.7	8.7	1.5	—	73.5
Depreciation and amortization	40.5	—	—	—	40.5
Total cost of revenue	501.2	18.6	4.2	—	478.4
Sales and marketing	165.6	8.0	3.3	—	154.3
General and administrative	167.9	42.3	2.2	24.5	98.9
Operating profit	7.8	68.9	9.7	24.5	110.9
Other expense (income), net	2.7	—	—	(1.0)	3.7
Depreciation and amortization	51.8	—	—	—	51.8
EBITDA	$56.9	$68.9	$9.7	$23.5	$159.0
Interest expense, net	25.1	—	—	—	25.1
Income tax (benefit) expense (c)	(16.0)	—	—	(25.0)	9.0
Depreciation and amortization	51.8	—	—	—	51.8
Net (loss) income	$(4.0)	$68.9	$9.7	$(1.5)	$73.1
Net (loss) income per share- basic (d)	$(0.03)	$0.47	$0.07	$(0.01)	$0.50
Net (loss) income per share- diluted (d)	$(0.03)	$0.47	$0.07	$(0.01)	$0.50

a)
Other includes lease abandonment charges, intercompany foreign exchange loss, restructuring consulting fees, and recovery of duplicate payments associated with the 2019 isolated service incident.
b)
The Adjusted amount is a non-GAAP financial measure.
c)
Income tax effects have been calculated based on the statutory tax rates in effect in the U.S. and foreign jurisdictions during the period.
d)
GAAP and Adjusted basic and diluted net income (loss) per share are calculated based upon 146,774,471 weighted-average shares of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN HCM HOLDING INC.

By:	/s/ Noémie C. Heuland
Name:	Noémie C. Heuland
Title:	Executive Vice President, Chief Financial Officer

Date: February 10, 2022